OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                  Supplement dated February 23, 1999 to the
                       Prospectus dated December 22, 1999

The Prospectus is changed as follows:

   1. The last sentence of the third paragraph in the section entitled "Floating Rate/Variable Rate Obligations" on page 10 is modified to read as follows:

         The Fund will not invest more than 20% of its total assets in inverse floaters.

   2. The third sentence of the paragraph entitled "Illiquid and Restricted Securities" on page 11 is modified to read as follows:

         The Fund will not invest more than 15% of its net assets in illiquid securities.




















February 23, 1999                                             PS0725.011